Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES	$3,643.6	$3,286.7	$6,852.9	$6,143.0
COSTS AND EXPENSES
Cost of sales	2,356.5	2,073.4	4,400.1	3,863.7
Gross margin	1,287.1	1,213.3	2,452.8	2,279.3
% of Net Sales	35.3%	36.9%	35.8%	37.1%
Selling, general and administrative	805.8	744.2	1,591.4	1,434.5
% of Net Sales	22.1%	22.6%	23.2%	23.4%
Operating margin	481.3	469.1	861.4	844.8
% of Net sales	13.2%	14.3%	12.6%	13.8%
Other - net	119.3	55.3	177.3	155.8
Loss (gain) on sales of businesses	0.8	0.9	0.8	(268.3)
Pension settlement	—	0.3	—	12.8
Restructuring charges	13.4	8.0	36.3	23.8
Income from operations	347.8	404.6	647.0	920.7
Interest - net	53.4	46.3	100.8	89.0
EARNINGS BEFORE INCOME TAXES	294.4	358.3	546.2	831.7
Income taxes	1.0	80.7	82.7	160.4
NET EARNINGS	293.4	277.6	463.5	671.3
Less: net loss attributable to non-controlling interests	(0.2)	—	(0.7)	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$293.6	$277.6	$464.2	$671.3

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.96	$1.86	$3.09	$4.49
Diluted	$1.93	$1.82	$3.03	$4.42
DIVIDENDS PER SHARE	$0.63	$0.58	$1.26	$1.16
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,748	149,514	150,101	149,353
Diluted	152,494	152,226	153,124	151,862

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 30, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$385.8	$637.5
Accounts and notes receivable, net	2,151.4	1,628.7
Inventories, net	2,444.2	2,018.4
Other current assets	341.2	274.4
Total current assets	5,322.6	4,559.0
Property, plant and equipment, net	1,817.1	1,742.5
Goodwill and other intangibles, net	12,544.4	12,283.5
Other assets	495.5	512.7
Total assets	$20,179.6	$19,097.7
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,101.5	$5.3
Current maturities of long-term debt	978.9	977.5
Accounts payable	2,288.5	2,021.0
Accrued expenses	1,270.0	1,387.7
Total current liabilities	5,638.9	4,391.5
Long-term debt	2,831.2	2,828.2
Other long-term liabilities	3,521.7	3,573.0
Stanley Black & Decker, Inc. shareowners’ equity	8,185.4	8,302.2
Non-controlling interests’ equity	2.4	2.8
Total liabilities and shareowners' equity	$20,179.6	$19,097.7

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2018	2017	2018	2017
	OPERATING ACTIVITIES
	Net earnings	$293.4	$277.6	$463.5	$671.3
	Depreciation and amortization	127.7	115.8	251.3	217.3
	Loss (gain) on sales of businesses	0.8	0.9	0.8	(268.3)
	Changes in working capital[1]	(185.0)	(263.7)	(729.3)	(797.0)
	Other	(38.9)	21.2	(137.7)	14.4
	Net cash provided by (used in) operating activities	198.0	151.8	(151.4)	(162.3)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(111.7)	(122.2)	(218.0)	(186.9)
	Proceeds from issuances of common stock	9.5	15.6	22.6	32.9
	Proceeds from issuance of preferred stock	—	727.5	—	727.5
	(Payments) proceeds from sales of businesses, net of cash sold	(1.7)	0.5	(1.9)	745.3
	Business acquisitions, net of cash acquired	(505.6)	5.3	(506.8)	(2,430.1)
	Net short-term borrowings (repayments)	753.6	(593.1)	1,135.6	563.6
	Net investment hedge settlements	37.8	(24.4)	20.3	(3.7)
	Cash dividends on common stock	(94.2)	(86.5)	(189.1)	(173.2)
	Purchases of common stock for treasury	(201.3)	(2.1)	(212.7)	(15.6)
	Premium paid on equity option	—	(25.1)	(57.3)	(25.1)
	Proceeds related to deferred purchase price receivable	—	104.7	—	227.8
	Effect of exchange rate changes on cash	(87.8)	21.1	(59.9)	59.2
	Other	(16.4)	(11.6)	(33.1)	2.9
	Net cash (used in) provided by investing and financing activities	(217.8)	9.7	(100.3)	(475.4)
	(Decrease) increase in cash, cash equivalents and restricted cash	(19.8)	161.5	(251.7)	(637.7)
	Cash, cash equivalents and restricted cash, beginning of period	423.2	378.0	655.1	1,177.2
	Cash, cash equivalents and restricted cash, end of period	$403.4	$539.5	$403.4	$539.5

	Free Cash Flow Computation[2]
	Operating cash flow	$198.0	$151.8	$(151.4)	$(162.3)
	Less: capital and software expenditures	(111.7)	(122.2)	(218.0)	(186.9)
	Free cash flow (before dividends)	$86.3	$29.6	$(369.4)	$(349.2)
	Impact of recently adopted accounting standards[3]		104.7		273.2
	Free cash flow (before dividends), as previously reported[3]		$134.3		$(76.0)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				June 30, 2018	December 30, 2017
	Cash and cash equivalents			$385.8	$637.5
	Restricted cash included in Other current assets			17.6	17.6
	Cash, cash equivalents and restricted cash			$403.4	$655.1

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

3
Free cash flow as reported in the second quarter of 2017 was an inflow of $134.3 million and an outflow of $76.0 million for the three and six months ended July 1, 2017, respectively. As a result of the adoption of Accounting Standards Update ("ASU") 2016-15, "Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Restricted Cash," free cash flow has decreased by $104.7 million and $273.2 million for the three and six months ended July 1, 2017, respectively.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES
Tools & Storage	$2,567.8	$2,307.4	$4,783.6	$4,202.3
Industrial	573.1	503.4	1,077.3	983.1
Security	502.7	475.9	992.0	957.6
Total	$3,643.6	$3,286.7	$6,852.9	$6,143.0
SEGMENT PROFIT
Tools & Storage	$398.6	$371.9	$700.0	$656.4
Industrial	85.5	94.7	166.0	179.8
Security	48.1	51.8	93.6	102.5
Segment Profit	532.2	518.4	959.6	938.7
Corporate Overhead	(50.9)	(49.3)	(98.2)	(93.9)
Total	$481.3	$469.1	$861.4	$844.8
Segment Profit as a Percentage of Net Sales
Tools & Storage	15.5%	16.1%	14.6%	15.6%
Industrial	14.9%	18.8%	15.4%	18.3%
Security	9.6%	10.9%	9.4%	10.7%
Segment Profit	14.6%	15.8%	14.0%	15.3%
Corporate Overhead	(1.4)%	(1.5)%	(1.4)%	(1.5)%
Total	13.2%	14.3%	12.6%	13.8%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,287.1	$8.8	$1,295.9
	% of Net Sales	35.3%		35.6%
	Selling, general and administrative	805.8	(25.5)	780.3
	% of Net Sales	22.1%		21.4%
	Operating margin	481.3	34.3	515.6
	% of Net Sales	13.2%		14.2%
	Earnings before income taxes	294.4	126.7	421.1
	Income taxes	1.0	28.5	29.5
	Net earnings attributable to common shareowners	293.6	98.2	391.8
	Diluted earnings per share of common stock	$1.93	$0.64	$2.57

[1]	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, and an environmental remediation settlement.

		Second Quarter 2017
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	Gross margin	$1,213.3	$26.1	$1,239.4
	% of Net Sales	36.9%		37.7%
	Selling, general and administrative	744.2	(8.7)	735.5
	% of Net Sales	22.6%		22.4%
	Operating margin	469.1	34.8	503.9
	% of Net Sales	14.3%		15.3%
	Earnings before income taxes	358.3	43.0	401.3
	Income taxes	80.7	13.6	94.3
	Net earnings attributable to common shareowners	277.6	29.4	307.0
	Diluted earnings per share of common stock	$1.82	$0.19	$2.02

2	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
3
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, gain or loss on sales of businesses, and environmental remediation settlement, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$2,452.8	$10.5	$2,463.3
	% of Net Sales	35.8%		35.9%
	Selling, general and administrative	1,591.4	(41.9)	1,549.5
	% of Net Sales	23.2%		22.6%
	Operating margin	861.4	52.4	913.8
	% of Net Sales	12.6%		13.3%
	Earnings before income taxes	546.2	151.8	698.0
	Income taxes	82.7	10.5	93.2
	Net earnings attributable to common shareowners	464.2	141.3	605.5
	Diluted earnings per share of common stock	$3.03	$0.92	$3.95

[1]
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, an environmental remediation settlement, and a tax charge related to recently enacted U.S. tax legislation.

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$2,279.3	$32.9	$2,312.2
	% of Net Sales	37.1%		37.6%
	Selling, general and administrative	1,434.5	(19.4)	1,415.1
	% of Net Sales	23.4%		23.0%
	Operating margin	844.8	52.3	897.1
	% of Net Sales	13.8%		14.6%
	Earnings before income taxes	831.7	(168.2)	663.5
	Income taxes	160.4	(0.5)	159.9
	Net earnings attributable to common shareowners	671.3	(167.7)	503.6
	Diluted earnings per share of common stock	$4.42	$(1.10)	$3.32

2	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs and gain on sales of businesses.
3
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, gain or loss on sales of businesses, environmental remediation settlement, and a tax charge related to recently enacted U.S. tax legislation, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2018
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$398.6	$17.8	$416.4
	Industrial	85.5	10.9	96.4
	Security	48.1	2.0	50.1
	Segment Profit	532.2	30.7	562.9
	Corporate Overhead	(50.9)	3.6	(47.3)
	Total	$481.3	$34.3	$515.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.5%		16.2%
	Industrial	14.9%		16.8%
	Security	9.6%		10.0%
	Segment Profit	14.6%		15.4%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	13.2%		14.2%

		Second Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$371.9	$34.1	$406.0
	Industrial	94.7	—	94.7
	Security	51.8	0.7	52.5
	Segment Profit	518.4	34.8	553.2
	Corporate Overhead	(49.3)	—	(49.3)
	Total	$469.1	$34.8	$503.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.1%		17.6%
	Industrial	18.8%		18.8%
	Security	10.9%		11.0%
	Segment Profit	15.8%		16.8%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	14.3%		15.3%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
2
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2018
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$700.0	$32.5	$732.5
	Industrial	166.0	12.9	178.9
	Security	93.6	3.3	96.9
	Segment Profit	959.6	48.7	1,008.3
	Corporate Overhead	(98.2)	3.7	(94.5)
	Total	$861.4	$52.4	$913.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		15.3%
	Industrial	15.4%		16.6%
	Security	9.4%		9.8%
	Segment Profit	14.0%		14.7%
	Corporate Overhead	(1.4)%		(1.4)%
	Total	12.6%		13.3%

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$656.4	$51.4	$707.8
	Industrial	179.8	—	179.8
	Security	102.5	0.9	103.4
	Segment Profit	938.7	52.3	991.0
	Corporate Overhead	(93.9)	—	(93.9)
	Total	$844.8	$52.3	$897.1
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.6%		16.8%
	Industrial	18.3%		18.3%
	Security	10.7%		10.8%
	Segment Profit	15.3%		16.1%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	13.8%		14.6%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
2
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.